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                                                                   EXHIBIT 10.18

                                PROMISSORY NOTE

$4,499,770.71                                              Cupertino, California

                                                    Dated as of October 24, 2001

     FOR VALUE RECEIVED, the undersigned, Roy Jewell, an individual, promises to pay to the order of Magma Design Automation, Inc., a Delaware corporation (the "Company"), the principal sum of four million four hundred ninety-nine thousand seven hundred seventy dollars and seventy-one cents($4,499,770.71), with interest from the date hereof on the unpaid principal at the rate of five and one-half percent (5.5%) per annum, compounded annually. The entire unpaid balance of principal and interest shall be payable March 5, 2006.

     This note is a full-recourse note originally secured by the pledge of the undersigned's options to purchase four hundred twenty-eight thousand five hundred seventy (428,570) shares of the Company's Common Stock (and, upon the exercise by the undersigned of such options with the proceeds from the Company's loan and $214.29 in cash, all shares of Common Stock of the Company acquired by Mr. Jewell pursuant to such exercise (the "Option Shares")) pursuant to a Security Agreement of even date herewith, which is on file with the Secretary of the Company.

     In the case of a Liquidity Event (as defined below), and provided that Mr. Jewell is still employed by the Company at that time on a full-time basis, the Company will forgive that

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portion of the principal of the loan that is the equivalent of $6.30 per share for that fraction of the Option Shares equal to the number of full years that have expired from the date Mr. Jewell commenced employment with the Company (March 5, 2001) to the date of the Liquidity Event, divided by five (5), together with accrued interest on that portion of the principal. Notwithstanding the proviso above that Mr. Jewell be employed by the Company at the time of the Liquidity Event in order to trigger the proportionate debt forgiveness provided hereunder, if the Company terminates Mr. Jewell's employment for any reason other than Cause (as defined below), the proportionate debt forgiveness will occur as though Mr. Jewell were still employed by the Company at the time of the Liquidity Event. "Liquidity Event" means (1) a sale of the Company, or (2) an initial public offering of the Company's shares and the expiration of any lockup periods imposed by such a transaction that restricts the sale by Mr. Jewell of the Company's shares. "Cause" means commission of (i) a felony or other intentional misconduct that, in the reasonable and good faith determination of the Board of Directors, makes it impracticable for Mr. Jewell to discharge substantially all of his duties as an officer of Magma, or (ii) gross negligence or intentional misconduct that is materially injurious to the Company.

     Following a Liquidity Event, on each anniversary up until and including the fifth anniversary of Mr. Jewell's commencement of employment (March 5, 2001) following a Liquidity Event, if he

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is still employed by the Company on a full-time basis, the Company will forgive that portion of the principal that is the equivalent of $6.30 per share for one-fifth of the Option Shares, together with accrued interest on that portion of the principal.

     If Mr. Jewell sells any Option Shares prior to the maturity date of this Note, that portion of the principal and interest related to such Option Shares, to the extent such amounts have not been forgiven pursuant to the foregoing provisions, will accelerate and become immediately due and payable in full.

     If payment is not made when due, and if action is instituted on this note, the undersigned agrees to pay the Company reasonable attorneys' fees and costs of suit, as fixed by court.

     The undersigned shall have the right to prepay all or any part of the unpaid principal amount of this note, without premium, at any time prior to the maturity hereof on ten (10) days' prior written notice.

     This note is a full-recourse note.

     This note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the undersigned has signed, dated and delivered this note as of the date and year first above written.


                                                        /s/  ROY JEWELL
                                                --------------------------------
                                                             Roy Jewell

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                              SECURITY AGREEMENT


    THIS AGREEMENT, entered into as of October 25, 2001, between Magma Design Automation, Inc., a Delaware corporation (the "Company"), and Roy Jewell ("Optionee"),

                             W I T N E S S E T H:

    WHEREAS, the Optionee has obtained from the Company certain options to purchase four hundred twenty-eight thousand five hundred seventy (428,570) shares of the Company's Common Stock pursuant to certain stock option agreements (the "Options"); and

    WHEREAS, the Company has loaned to the Optionee the sum of $4,499,770.71which the Optionee has used, together with cash in at least the amount of $214.29, to pay the exercise price for such Options; and

    WHEREAS, the Optionee has executed and delivered to the Company a full-recourse promissory note evidencing such loan (the "Note") and has agreed to pledge the Option and all shares of the Company's Common Stock acquired pursuant to the Option (the "Option Shares") as security for the payment of the Note:

    NOW, THEREFORE, it is agreed as follows:

    1. The Optionee hereby pledges and grants a security interest in the Options and the Option Shares, including any shares into which the Option and/or the Option Shares may be converted and all proceeds of the Options and the Option Shares (including stock splits and dividends), as security for the timely payment of all of the Optionee's obligations under the Note and for the Optionee's performance of all of its obligations under this Agreement. In the event of a default in payment of the Note, the Optionee hereby appoints the Company as his true and lawful attorney to take such action as may be necessary or appropriate to cause the Option and/or the Option Shares to be transferred into the name of the Company or any assignee of the Company and to take any other action on behalf of the Optionee permitted hereunder or under applicable law.

    2. The Optionee hereby and herewith delivers the Option Shares certificates to the Company. The Company agrees to hold the Options and Option Shares as security for the timely payment of all of the Optionee's obligations under the Note and for the Optionee's performance of all of its obligations under this Agreement, as provided herein. At no time shall the Company dispose of or encumber the Options or the Option Shares, except as otherwise provided in this Agreement.

    3. At all times while the Company is holding the Options and the Option Shares as security under this Agreement, the Company shall:

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         (a)  Collect any dividends that may be declared on the Option Shares and credit such dividends against any accrued interest or unpaid principal under the Note, as part payment;

         (b) Collect and hold any shares that may be issued upon conversion of the Options and the Option Shares; and

         (c) Collect and hold any other securities or other property that may be distributed with respect to the Options and the Option Shares.

Such shares and other securities or property shall be subject to the security interest granted in Section 1 of this Agreement and shall be held by the Company under this Agreement.

    4. While the Company holds the Option Shares as security under this Agreement, the Optionee shall have the right to vote the Option Shares at all meetings of the Company's shareholders; provided that the Optionee is not in default in the performance of any term of this Agreement or in any payment due under the Note. In the event of such a default, the Company shall have the right to the extent permitted by law to vote and to give consents, ratifications and waivers and take any other action with respect to the Option Shares with the same force and effect as if the Company were the absolute and sole owner of the Option Shares.

    5. In the event that the Optionee fails to perform any term of this Agreement or fails to make any payment when due under the Note, the Company shall have all of the rights and remedies of a creditor and secured party at law and in equity, including (without limitation) the rights and remedies provided under the California Uniform Commercial Code. Without limiting the foregoing, the Company may, after giving ten (10) days' prior written notice to the Optionee by certified mail at his residence or business address, grant the Options to another person and/or sell any or all of the Option Shares in such manner and for such price as the Company may determine, including (without limitation) through a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery. The Company is authorized at any such sale, if it deems it advisable to do so, to restrict the prospective bidders or purchasers of the any of the Option Shares to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Option Shares, to restrict the prospective bidders or purchasers and the use any purchaser may make of the Option Shares and impose any other restriction or condition that the Company deems necessary or advisable under the federal and state securities laws. Upon any such sale the Company shall have the right to

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deliver, assign and transfer to the purchaser thereof the Option Shares so sold.
Each purchaser at any such sale shall hold the Option Shares so sold absolute, free from any claim or right of any kind. In case of any sale of any or all of the Option Shares on credit or for future delivery, the Option Shares so sold may be retained by the Company until the selling price is paid by the purchaser thereof, but the Company shall not incur any liability in case of the failure of such purchaser to take up and pay for the Option Shares so sold and, in case of any such failure, such Option Shares may again be sold under the terms of this section. The Optionee hereby agrees that any disposition of any or all of the Option Shares by way of a private placement or other method which in the opinion of the Company is required or advisable under Federal and state securities laws is commercially reasonable. At any public sale, the Company may (if it is the highest bidder) purchase all or any part of the Option Shares at such price as the Company deems proper. Out of the proceeds of any sale, the Company may retain an amount sufficient to pay all amounts then due under the Note, together with the expenses of the sale and reasonable attorneys' fees. The Company shall pay the balance of such proceeds, if any, to the Optionee. The Optionee shall be liable for any deficiency that remains after the Company has exercised its rights under this Agreement.

    6. This Agreement shall be governed by and construed in accordance with the laws of the State of California. This Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Optionee and the Optionee's legal representative, heirs, legatees, distributees, assigns and transferees by operation of law. This Agreement contains the entire security agreement between the Company and the Optionee.
The Optionee will execute any additional agreements, assignments or documents or take any other actions reasonably required by the Company to preserve and perfect the security interest in the Option Shares granted to the Company herein and otherwise to effectuate this Agreement.

    IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Optionee has personally executed this Agreement.

                                        MAGMA DESIGN AUTOMATION, INC.



                                        By    /s/  RAJEEV MADHAVAN
                                           ------------------------------

                                        Title
                                              ---------------------------


                                                  /s/  ROY JEWELL
                                              ---------------------------
                                                       Roy Jewell


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